Summary Prospectus July 31, 2022
Voya Floating Rate Fund

Class/Ticker: A/IFRAX; C/IFRCX; I/IFRIX; P/IFRPX; R/IFRRX; T/VFRTX; W/IFRWX
Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. For free paper or electronic copies of the Prospectus and other fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The fund's Prospectus and Statement of Additional Information, each dated July 31, 2022, and the audited financial statements on pages 7-21 of the fund’s shareholder report dated March 31, 2022 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks to provide investors with a high level of current income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial intermediary and in the discussion in the Sales Charges section of the Prospectus (page 74), in Appendix A to the Prospectus, or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 93).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
A	2.50	None[1]
C	None	1.00
I	None	None
P	None	None
R	None	None
T	2.50	None
W	None	None
Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	P	R	T	W
Management Fees	%	0.64	0.64	0.64	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	None	0.50	0.25	None
Other Expenses	%	0.31	0.31	0.21	0.18	0.31	0.31	0.31
Total Annual Fund Operating Expenses	%	1.20	1.95	0.85	0.82	1.45	1.20	0.95
Waivers and Reimbursements [3]	%	(0.18)	(0.18)	(0.08)	(0.64)	(0.18)	(0.18)	(0.18)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.02	1.77	0.77	0.18	1.27	1.02	0.77
1
A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more.
2
Expense information has been restated to reflect current contractual rates.
3
The adviser is contractually obligated to limit expenses to 1.00%, 1.75%, 0.75%, 0.15%, 1.25%, 1.00%, and 0.75% for Class A, Class C, Class I, Class P, Class R, Class T, and Class W shares, respectively, through August 1, 2023. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 0.95%, 1.70%, 0.70%, 1.20%, 0.95%, and 0.70% for Class A, Class C, Class I, Class R, Class T, and Class W shares, respectively, through August 1, 2023. This limitation does not

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extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The adviser is contractually obligated to waive the management fee for Class P shares through August 1, 2023. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you Sold your shares					If you Held your shares
	Number of years you own your shares					Number of years you own your shares
	1 Yr	3 Yrs	5 Yrs	10 Yrs		1 Yr	3 Yrs	5 Yrs	10 Yrs
A	$351	604	876	1,653	A	$351	604	876	1,653
C	$280	595	1,035	2,260	C	$180	595	1,035	2,260
I	$79	263	464	1,042	I	$79	263	464	1,042
P	$18	198	392	954	P	$18	198	392	954
R	$129	441	775	1,720	R	$129	441	775	1,720
T	$351	604	876	1,653	T	$351	604	876	1,653
W	$79	285	508	1,150	W	$79	285	508	1,150
Portfolio Turnover

The Fund pays transaction costs, such as assignment fees and commissions, when it buys and sells (or “turns over”) assets in its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
The Fund normally invests substantially in floating rate loans. The floating rate loans in which the Fund invests are generally below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the sub-adviser (“Sub-Adviser”) believes justify treatment as senior debt. Below investment-grade debt instruments are commonly known as “junk bonds.” In considering investments in floating rate loans, the Sub-Adviser seeks to invest in the largest and most liquid loans available. The Fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Structured notes include, but are not limited to, collateralized loan obligations (“CLOs”).
Although the Fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less.
The Fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts in order to seek to enhance returns or to attempt to hedge some of its investment risk.
The Fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of investments: high-yield bonds (commonly referred to as “junk bonds”), senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the Fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such
Summary Prospectus
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Voya Floating Rate Fund

equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The other investment companies in which the Fund invests may or may not be affiliated with the investment adviser. High-yield bonds are debt instruments that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO.
Most of the Fund’s investments will be denominated in the U.S. dollar, although the Fund may invest in securities of non-U.S. companies, non-U.S. dollar denominated loans and securities (e.g., denominated in Euros, British pounds, Swiss francs or Canadian dollars), foreign sovereign debt securities, and Eurodollar bonds and obligations. The Fund may invest a portion of its assets in obligations of issuers in, or denominated in currencies of, emerging market countries.
In evaluating investments for the Fund, the Sub-Adviser normally expects to take into account environmental, social, or governance (“ESG”) factors, to determine whether any or all of those factors might have a significant effect on the performance, risks, or prospects of a company or issuer. The Sub-Adviser intends to rely primarily on third-party evaluations of a company’s ESG standing and/or on factors identified through its proprietary research as material to a particular company or the industry in which it operates. The Sub-Adviser may give ESG factors equal consideration or may focus on one or more of those factors as it considers appropriate. The Sub-Adviser may consider specific ESG metrics or a company’s progress or lack of progress toward meeting ESG targets. ESG factors will be only one consideration in the Sub-Adviser’s evaluation of any potential investment, and the effect, if any, of ESG factors on the Sub-Adviser’s decision whether to invest in any case will vary depending on the judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund.
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.
Collateralized Loan Obligations and Other Collateralized Obligations: A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans. CLOs may incur management fees and administration fees. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and the risk of default of the underlying asset, among others.
Covenant-Lite Loans: Loans in which the Fund may invest or to which the Fund may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in the borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets, and it also does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally
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Voya Floating Rate Fund

do not include terms which allow the lender to take action based on the borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with the borrower, and even to declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Credit (Loans): The value of the Fund’s shares and the Fund’s ability to pay dividends is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal.
The Fund generally invests in loans that are senior in the capital structure of the borrower or issuer, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the manager believes justify treatment as senior debt. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends, the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a loan in which the Fund has invested may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.
In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.
The loans in which the Fund invests are generally rated lower than investment-grade credit quality, i.e., rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt instruments that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. The Fund’s investments in lower than investment-grade loans will generally be rated at the time of purchase between B3 and Ba1 by Moody’s, B- and BB+ by S&P or, if not rated, would be of similar credit quality.
Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk. Investment decisions are based largely on the credit analysis performed by the manager, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Investors in loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. In addition, many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
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Voya Floating Rate Fund

Demand for Loans: An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s net asset value to decline and reduce the liquidity of the Fund’s loan holdings.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Environmental, Social and/or Governance (strategy): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund may cause it to forego other favorable investments that other investors who do not consider similar factors or who evaluate them differently might select. This may cause the Fund to underperform the stock market or relevant benchmark as a whole or other funds that do not consider ESG factors or that use such factors differently. The Sub-Adviser’s consideration of ESG factors is qualitative and subjective by nature, and it is possible that it will have an adverse effect on the Fund’s performance. In evaluating a company or issuer in light of ESG factors, the Sub-Adviser may consider information and data obtained through voluntary or third-party reporting that may be incomplete or inaccurate. It is possible the companies or issuers identified through the Sub-Adviser’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Sub-Adviser might have anticipated.
Equity Securities Incidental to Investments in Loans: Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investments in loans. The value of such equity securities may change more rapidly, and to a greater extent, than fixed-income debt instruments issued by the same issuer in response to company-specific developments and general market conditions. The Fund’s holdings of equity securities may increase fluctuations in the Fund’s net asset value. The Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.
Foreign (non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Foreign (non-U.S.) Investments for Floating Rate Loans: Investing in foreign (non-U.S.) debt instruments may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in debt instruments of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
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Voya Floating Rate Fund

Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate for Floating Rate Loans: Changes in short-term market interest rates will directly affect the yield on the shares of the Fund whose investments are normally invested in floating rate loans. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a fund’s yield will also be affected by whether, and the extent to which, the floating rate loans in the fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on the floating rate loans of the type and quality in which the Fund invests, the net asset value could also be adversely affected. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates. As of the date of this Prospectus, the United States is in a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.
Limited Secondary Market for Floating Rate Loans: Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market. Transactions in loans typically settle on a delayed basis and typically take longer than 7 days to settle. As a result the Fund may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Fund to meet its redemption obligations and may increase amounts the Fund may be required to borrow. It may also limit the ability of the Fund to repay debt, pay dividends, or take advantage of new investment opportunities.
Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans will be relatively illiquid.
In addition, the floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained.
These considerations may cause the Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. The Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.
As of the date of this Prospectus, the Fund has entered into a line of credit under which it may borrow money from time to time. The amount of available borrowing under the line of credit reflects such factors as, among other things, the investment adviser’s expectations as to the liquidity of the Fund’s portfolio and settlement times for the loans held by the Fund, as well as anticipated growth in the size of the Fund. The cost of maintaining the line of credit will reduce the Fund’s investment return.
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Voya Floating Rate Fund

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global financial crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leveraged Loan Index (the “Index”) declined by 32% (which included a decline of 3.06% on a single day). Additionally, during the recent COVID-19 pandemic, the Index declined by 12.37% in March 2020 (which included a decline of 3.74% on a single day).
Declines in net asset value or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause the Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, the Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that the Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.
Liquidity for Floating Rate Loans: If a loan is illiquid, the Fund might be unable to sell the loan at a time when the manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid loans, exposing the Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by the Fund. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Fund.
London Inter-Bank Offered Rate: The obligations of the parties under many financial arrangements, such as debt instruments (including senior loans) and derivatives, may be determined based in whole or in part on the London Inter-Bank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies, including for example, the Secured Overnight Funding Rate (“SOFR”) for U.S. dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market. SOFR is published in various, forms including as a daily, compounded and forward-looking term rate. Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including, among others, whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments, including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the transition period. Markets relying on new, non-LIBOR rates are developing slowly and may offer limited liquidity. The general unavailability of LIBOR and the transition away from LIBOR to other rates could have a substantial adverse impact on the performance of the Fund.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely
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Voya Floating Rate Fund

affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates. Loans typically have a 6-12 month call protection and may be prepaid partially or in full after the call protection period without penalty.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Sovereign Debt: These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Valuation of Loans: The Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans, exposing the Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by the Fund. Reliable market value quotations may not be readily available for some loans and determining the fair valuation of such loans may require more research than for securities that trade in a more active secondary market. In addition, elements of judgment may play a greater role in the valuation of loans than for more securities that trade in a more developed secondary market because there is less reliable, objective market value data available. If the Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the manager deems it advisable to do so. Even if the Fund itself does not own a relatively large portion of a particular loan, the Fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The aggregate amount of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by the Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
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Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices with investment characteristics similar to those of the Fund for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Because Class T shares of the Fund had not commenced operations as of the calendar year ended December 31, 2021, no performance information for Class T shares is provided below. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.individuals.voya.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	7.73%
Worst quarter:	1st Quarter 2020	-14.81%
Year-to-date total return:	June 30, 2022	-5.92%
Average Annual Total Returns %
(for the periods ended December 31, 2021)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	1.52	1.59	3.05	N/A	08/17/10
After tax on distributions	%	0.14	-0.15	1.27	N/A
After tax on distributions with sale	%	0.85	0.41	1.53	N/A
S&P/LSTA Leveraged Loan Index[1]	%	5.20	4.27	4.69	N/A
Class C before taxes	%	2.34	1.36	2.54	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	5.20	4.27	4.69	N/A
Class I before taxes	%	4.38	2.38	3.57	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	5.20	4.27	4.69	N/A
Class P before taxes	%	4.99	3.02	N/A	3.45	06/14/13
S&P/LSTA Leveraged Loan Index[1]	%	5.20	4.27	N/A	4.06
Class R before taxes	%	3.98	1.87	3.05	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	5.20	4.27	4.69	N/A
Class W before taxes	%	4.49	2.36	3.56	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	5.20	4.27	4.69	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
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Voya Floating Rate Fund

Portfolio Management

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeffrey A. Bakalar Portfolio Manager (since 08/10)	Kelly Byrne, CFA Portfolio Manager (since 05/21)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Class T shares of the Fund are not currently offered.
Minimum Initial Investment $ by share class

Class	A, C, T	I	P	R	W
Non-retirement accounts	$1,000	250,000	—	—	1,000
Retirement accounts	$250	250,000	—	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	—	—	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for: (i) qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements; (ii) employees of Voya Investment Management Co. LLC (“Voya IM”) who are eligible to participate in “notional” bonus programs sponsored by Voya IM; or (iii) (a) investors transacting in Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Voya Floating Rate Fund

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Summary Prospectus
167955 (0722-073122)